UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                Amendment No. 1

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2007
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                        1-14219                      94-2964195
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(State or other jurisdiction    (Commission File              (I.R.S.Employer
of incorporation)                   Number)                  Identification No.)

401 Taraval Street, San Francisco, CA                             94116
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(Address of principal executive offices)                          (Zip Code)


(Registrant's telephone number, including area code: (415) 242-7800

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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

(d)

On June 4, 2007, the registrant issued a press release announcing that it had voluntarily determined to delist from the American Stock Exchange.

Transnational Financial Network, Inc. is presently making arrangements to assure that there will be no loss in continuity in trading and anticipates that trading will continue on the otc bulletin board one there is cessation of trading on the American Stock Exchange.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release of June 4, 2007




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                                                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: June 8, 2007
                                    Transnational Financial Corporation


                                    /s/ Joseph Kristul
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                                    Joseph Kristul, Chief Executive Officer